UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2015
Date of Report

February 2, 2015
(Date of earliest event reported)

Cinjet, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52446	20-8609439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Ste 129, Carson City, NV 89706
(Address of principal executive offices, including zip code)

831-770-0217
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Certifying Accountant

Effective January 20, 2015, the Board of Directors of Cinjet, Inc., (the “Company”) approved the dismissal of R.R. Hawkins & Associates International, PC (“Hawkins”) as the Company’s independent registered public accounting firm. Hawkins has been the Company’s independent registered public accounting firm since its inception February 28, 2007.

Hawkins’ report on the financial statements of the Company as of and for the fiscal years ended December 31, 2012 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except their report dated January 30, 2014 on the Company’s consolidated financial statements as of December 31, 2013 which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hawkins’ satisfaction, would have caused Hawkins to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Hawkins prior to the date of the filing of this Current Report on Form 8-K (this “Report”) and requested that Hawkins furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated February 9, 2015 is filed as Exhibit 16.1 to this Report.

Engagement of Certifying Accountant.

On January 20, 2015 the Company approved the engagement of Bongiovanni & Associates, P.A., to serve as the Company’s independent registered public accounting firm for the 2014 fiscal year. As a result, effective February 2, 2015 (the “Engagement Date”), the Company engaged Bongiovanni & Associates, P.A. as the Company’s independent registered accounting firm and formally engaged Bongiovanni & Associates, P.A. as the Company’s independent public accountant on the Engagement Date.

During the years ended December 31, 2012 and December 31, 2013, and during the subsequent interim period through the date of this Report, the Company did not consult with Bongiovanni & Associates, P.A. regarding (i) the application of accounting principles to a specified transaction either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Bongiovanni & Associates, P.A., in either case where written or oral advise provided by Bongiovanni & Associates, P.A. would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits.

16.1

Letter from R.R. Hawkins & Associates International, PC, dated February 9, 2015 regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINJET, INC.

(Company)

Date: February 9, 2015

By: /s/ Diane Button

Diane Button

President and Chief Executive Officer

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